SUBSIDIARIES OF CROMPTON CORPORATION


                            Percentage of
                            Voting Securities
                            Owned Directly or     State or
                            Indirectly by         Country of
                            Crompton Corporation  Organization


9056-0921 Quebec Inc.               100.0         Canada
Agro ST Inc.                        100.0         Delaware
Assured Insurance Company           100.0         Vermont
Baxenden Chemicals Limited           53.5         United Kingdom
Baxenden Scandinavia A.S.            53.5         Denmark
CK Witco Deutschland GmbH           100.0         Germany
CK Witco Funding Corporation        100.0         Delaware
CK Witco Specialties Thailand       100.0         Thailand
 Limited
CNK Disposition Corporation         100.0         Florida
CNK One B.V.                        100.0         The Netherlands
CNK Two B.V.                        100.0         The Netherlands
CNK Italiana S.r.l.                 100.0         Italy
Crompton & Knowles Acceptance       100.0         Delaware
 Corporation
Crompton & Knowles Canada           100.0         Canada
 Limited
Crompton & Knowles Colors           100.0         Delaware
 Incorporated
Crompton & Knowles International    100.0         France
 S.A.R.L.
Crompton & Knowles Realty           100.0         Pennsylvania
 Corporation
Crompton & Knowles Receivables      100.0         Delaware
 Corporation
Crompton & Knowles Specialties      100.0         The Netherlands
 Holdings B.V.
Crompton Corporation Limitada       100.0         Chile
Crompton Corporation S.A. de C.V.   100.0         Mexico
Crompton Delaware Corporation       100.0         Delaware
Crompton Europe Financial           100.0         Delaware
 Services Company
Crompton Europe Limited             100.0         United Kingdom
Crompton Financial Holdings         100.0         Ireland
Crompton GmbH                       100.0         Germany
Crompton Grand Banks Inc.           100.0         Canada
Crompton Holding Corporation        100.0         Delaware
Crompton Inc.                       100.0         Korea
Crompton Inc.                       100.0         Philippines
Crompton International              100.0         US Virgin
 Company, Inc.                                     Islands
Crompton International Corporation  100.0         New Jersey
Crompton International Services     100.0         Connecticut
 Corporation
Crompton Limited                    100.0         Japan
Crompton Manufacturing              100.0         New Jersey
 Company, Inc.
Crompton N.V.                       100.0         Belgium
Crompton Quimica S.A.I.C.           100.0         Argentina
Crompton S.A.                       100.0         Switzerland
Crompton Sales Company, Inc.        100.0         Delaware
Crompton Services S.P.R.L.          100.0         Belgium
Crompton Servicios S.A. de C.V.     100.0         Mexico
Crompton Specialties Asia           100.0         Singapore
 Pacific Pte. Limited
Crompton Specialties GmbH           100.0         Germany
Crompton Specialties Holding        100.0         China-Hong Kong
 Company Limited
Crompton Specialties Limited        100.0         China-Hong Kong
Crompton Specialties Limited        100.0         Taiwan
Crompton Specialties Limited         92.0         Thailand
Crompton Specialties Pte.           100.0         Singapore
 Limited
Crompton Specialties Pty.           100.0         Australia
 Limited
Crompton Specialties Sdn. Bhd.      100.0         Malaysia
Crompton S.r.l.                     100.0         Italy
Crompton Vinyl Additives GmbH       100.0         Germany
Crompton-CNCCC Danyang               85.0         China-PRC
 Chemical Company Limited
Davis-Standard Corporation          100.0         Delaware
Davis-Standard France S.A.R.L.       99.0         France
Davis-Standard (Deutschland) GmbH   100.0         Germany
Davis-Standard Limited              100.0         United Kingdom
Ecart, Inc.                         100.0         Nevada
Enenco, Incorporated                 50.0         New York
ER-WE-PA Davis-Standard GmbH         99.0         Germany
Fasting Jonk N.V.                   100.0         The Netherlands
Firma W/K Witco EPA                  50.0         The Netherlands
GT Seed International Company       100.0         Texas
GT Seed Treatment, Inc.             100.0         Minnesota
Gustafson LLC                        50.0         Delaware
Gustafson Partnership                50.0         Canada
Hannaford Seedmaster Services       100.0         Australia
 (Australia) Pty. Limited
Herdillia Unimers Limited            10.0         India
Industrias Gustafson S.A. de C.V.    50.0         Mexico
Immobiliaria Huilquimex, S.A.       100.0         Mexico
 de C.V.
Isofoam Limited                     100.0         United Kingdom
Interbel Trading, Inc.              100.0         Florida
Jonk B.V.                           100.0         The Netherlands
Kem Manufacturing Corporation       100.0         Georgia
Kem International Corporation       100.0         Delaware
Lucia Kaarsenfabriek N.V.           100.0         The Netherlands
Lokar Enterprises, Inc.             100.0         Delaware
Monochem, Inc.                      38.81         Louisiana
N.V. Handelmaatschappij Camphina    100.0         The Netherlands
Naugatuck Treatment Company         100.0         Connecticut
Nerap Expeditie B.V.                100.0         The Netherlands
NPC Services, Inc.                  12.75         Louisiana
Orchem (Proprietary) Limited         30.0         South Africa
ParaTec Elastomers LLC               51.0         Delaware
ParaTec S.A. de C.V.                 49.0         Mexico
PT Witco Indonesia                  100.0         Indonesia
Rubicon Inc.                         50.0         Louisiana
Trace Chemicals LLC                 100.0         Delaware
Unicorb Limited                     100.0         United Kingdom
Uniquimica S.A de C.V.              100.0         Mexico
Uniroyal Chemical Asia, Limited     100.0         Delaware
Uniroyal Chemical Asia              100.0         Singapore
 Pte. Limited
Uniroyal Chemical Brazil            100.0         Delaware
 Holding, Inc.
Uniroyal Chemical B.V.              100.0         The Netherlands
Uniroyal Chemical Co./Cie.          100.0         Canada
Uniroyal Chemical Company, Inc.     100.0         Delaware
Uniroyal Chemical Company Limited   100.0         Bahamas
Uniroyal Chemical Company Limited   100.0         Delaware
 (Delaware)
Uniroyal Chemical (Europe) B.V.     100.0         The Netherlands
Uniroyal Chemical European          100.0         The Netherlands
 Holdings B.V.
Uniroyal Chemical Export Limited    100.0         Delaware
Uniroyal Chemical Holding S.A. de   100.0         Mexico
 C.V.
Uniroyal Chemical Holdings B.V.     100.0         The Netherlands
Uniroyal Chemical International     100.0         Texas
 Company
Uniroyal Chemical International     100.0         Barbados
 Sales Corporation
Uniroyal Chemical Investments       100.0         Canada
 Limited
Uniroyal Chemical Leasing Company,  100.0         Delaware
 Inc.
Uniroyal Chemical Mexico S.A.       100.0         Mexico
 de C.V.
Uniroyal Chemical Netherlands B.V.  100.0         The Netherlands
Uniroyal Chemical Overseas B.V.     100.0         The Netherlands
Uniroyal Chemical (Proprietary)     100.0         South Africa
 Limited
Uniroyal Chemical S.A               100.0         Spain
Uniroyal Chemical S.A.R.L.          100.0         Switzerland
Uniroyal Chemical S.r.l.            100.0         Italy
Uniroyal Chemical Specialties, Inc. 100.0         Delaware
Uniroyal Chemical Taiwan Limited     80.0         Taiwan
Uniroyal Chemical Technology B.V.   100.0         The Netherlands
Uniroyal Chimica S.r.l.             100.0         Italy
Uniroyal Quimica Limitada           100.0         Brazil
Witco Australia Pty. Limited        100.0         Australia
Witco B.V.                          100.0         The Netherlands
Witco Corporation UK Limited        100.0         United Kingdom
Witco de Colombia Limitada          100.0         Colombia
Witco do Brasil Limitada            100.0         Brazil
Witco Espana S.L.                   100.0         Spain
Witco Europe Investment Partners    100.0         Delaware
Witco Foreign Sales Corporation     100.0         Barbados
Witco Investment Holdings B.V.      100.0         The Netherlands
Witco Investments B.V.              100.0         The Netherlands
Witco Investments S.A.R.L.          100.0         France
Witco Ireland Investment Company    100.0         Ireland
 Limited
Witco Italiana S.r.l.               100.0         Italy
Witco Mexico S.A. de C.V.           100.0         Mexico
Witco Polymers and Resins B.V.      100.0         The Netherlands
Witco S.A.                          100.0         France
Witco Specialties Italia S.p.A.     100.0         Italy
Witco Warmtekracht B.V.             100.0         The Netherlands